金錢借貸契約書

貸與人：凱富投資顧問有限公司　　　　　　　　　　（以下簡稱甲方）
借用人：愛爾康資料處理股份有限公司　　　　　　　（以下簡稱乙方）

茲為金錢消費借貸，經雙方同意訂立本借貸契約，條件如下：

第一條 乙方擬向甲方借貸新台幣捌仟萬元整，而甲方願依本約貸與之。

第二條 前開借貸款項甲方於本約簽訂後七日內以匯款一次全部支付予乙方。

第三條 本借貸契約之借貸期間為自即日起至民國 110 年 12 月 31 日止，乙方應於借貸期滿時以現金將借貸款一次全部清償之。

第四條 本借貸契約之利息為年息百分之五，惟乙方若能於一個月內清償則不計息。

第五條 乙方如有對於借貸金錢不為清償時應逕受強制執行。

第六條 本契約一式二份，由甲、乙雙方各自留存一份為憑。

立約人：

甲　　　方：凱富投資顧問有限公司
法定代理人：張勝鈞
統一編號　：54173268
地　　　址：臺北市中正區衡陽路 77 號 3 樓

乙　　　方：愛爾康資料處理股份有限公司
法定代理人：徐志明
統一編號　：50782227
地　　　址：臺北市內湖區內湖路 1 段 120 巷 13 號

中　華　民　國　一　〇　九　年　三　月　二　十　日